UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015

FCA US LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54282 (Commission File Number)	27-0187394 (IRS Employer Identification No.)

1000 Chrysler Drive, Auburn Hills, Michigan (Address of principal executive offices)	48326 (Zip Code)

Registrant’s telephone number, including area code: (248) 512-2950

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 28, 2015, Fiat Chrysler Automobiles N.V., the parent of FCA US LLC (the “Company”), issued a press release containing the results of operations and financial condition of Fiat Chrysler Automobiles N.V. for the fourth quarter and full year 2014. A copy of this press release is furnished herewith as Exhibit 99.1.
The information contained in the press release furnished herewith includes the consolidated results of Fiat Chrysler Automobiles N.V. and its subsidiaries, including the Company, and has been prepared in accordance with International Financial Reporting Standards (IFRS).
Consistent with its usual practice, the Company will subsequently issue a press release announcing its preliminary fourth quarter and full year 2014 financial results on a stand-alone basis, and prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP), followed by a conference call to review and discuss its preliminary fourth quarter and full year 2014 financial results.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release issued by Fiat Chrysler Automobiles N.V. dated January 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2015

FCA US LLC
(Registrant)

/s/ Richard K. Palmer
Richard K. Palmer
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Fiat Chrysler Automobiles N.V. dated January 28, 2015.